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                                                                    EXHIBIT 4.1

                       SEE REVERSE FOR IMPORTANT NOTICE

        NUMBER                                                 SHARES
         000
               ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

                              MIXSON CORPORATION
                                 COMMON STOCK

        AUTHORIZED SHARES 50,000,000                      PAR VALUE $0.001

                                   SPECIMEN
THIS CERTIFIES THAT______________________________________________________IS THE
REGISTERED HOLDER OF ________________________________________________SHARES
OF THE FULLY PAID AND NON-ASSESSABLE CAPITAL STOCK OF MIXSON CORPORATION

TRANSFERRABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSONS OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

    IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED THIS _______________ DAY OF _________________________ A.D.____________


_______________________________                  _______________________________
           PRESIDENT                                        SECRETARY

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FOR VALUE RECEIVED, ____________________________________________ HEREBY SELL,
ASSIGN AND TRANSFER UNTO __________________________________________________
________________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________________
______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ______________________________________
                  IN PRESENCE OF         ______________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                  CERTIFICATE
                                      FOR
                                    SHARES

                                    OF THE

                                   ISSUED TO

                        _______________________________

                        DATED__________________________


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ACCORDINGLY, MAY NOT BE OFFERED
FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT (i) UPON EFFECTIVE
REGISTRATION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) UPON ACCEPTANCE BY THE ISSUER OF AN OPINION OF COUNSEL IN SUCH FORM AND BY SUCH COUNSEL OR OTHER DOCUMENTATION, AS SATISFACTORY TO COUNSEL FOR THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

THE CORPORATION WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.